                                                                    EXHIBIT 4.1

                      [SPECIMEN COMMON STOCK CERTIFICATE]

                             [FACE OF CERTIFICATE]


COMMON STOCK                                                       COMMON STOCK


NUMBER                                                                   SHARES
                                  [BOLLE LOGO]


INCORPORATED UNDER THE LAWS OF                                  SEE REVERSE FOR
THE STATE OF DELAWARE                                       CERTAIN DEFINITIONS

                                                              CUSIP 097937 10 6


This Certifies that



is the owner of



           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE OF


Bolle Inc. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed

         This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:                   [SEAL OF BOLLE INC.]       /s/ Peter H. Trembath
                                                        Secretary

Countersigned and Registered:
         National City Bank                         /s/ Martin E. Franklin
           (CLEVELAND, OHIO)  TRANSFER AGENT            Chairman of the Board
                               AND REGISTRAR

 BY

                              AUTHORIZED SIGNATURE


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                             [BACK OF CERTIFICATE]

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common        UNIF GIFT MIN ACT -       Custodian
                                                          ------         ------
                                                          (Cust)        (Minor)

TEN ENT - as tenants by the entireties            under Uniform Gifts to Minors

JT TEN - as joint tenants with                    Act
         right of survivorship and                    ------------
         not as tenants in common                       (State)



    Additional abbreviations may also be used though not in the above list.


  For Value received,___________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


[                             ]
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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)


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                                                                         Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                      Attorney
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to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.


Dated,
      ------------


         NOTICE:  THE SIGNATURE(S)
                                   -------------------------------------------
                  TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION,
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.